UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

May 07, 2019 (May 6, 2019)
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
3001 Summer Street
Stamford, Connecticut 06926
(Address of principal executive offices)
(203) 356-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

(a)	The Company’s Annual Meeting was held on May 6, 2019.

(b)
Each of the matters submitted to the stockholders was approved by the requisite voting power required for approval of the respective proposal. The results of the voting on the matters submitted to the stockholders are as follows:

Proposal 1 – Election of Directors
The following individuals were elected to serve as directors of the Company for a one-year term expiring at the 2020 Annual Meeting of Stockholders.

Director Nominee	Vote For	Vote Against	Abstain	Broker Non-Vote
Anne M. Busquet	118,007,399	6,468,108	505,194	34,732,281
Robert M. Dutkowsky	92,136,731	32,296,994	546,976	34,732,281
Roger Fradin	113,047,164	10,648,514	1,285,023	34,732,281
Anne Sutherland Fuchs	118,544,627	5,928,349	507,725	34,732,281
Mary J. Steele Guilfoile	119,484,186	4,980,840	515,675	34,732,281
S. Douglas Hutcheson	119,023,718	5,410,779	546,204	34,732,281
Marc B. Lautenbach	117,854,517	6,627,108	499,076	34,732,281
Michael I. Roth	81,117,679	43,327,350	535,672	34,732,281
Linda Sanford	119,594,981	4,874,287	511,433	34,732,281
David L. Shedlarz	117,260,479	7,171,750	548,472	34,732,281

Proposal 2 – Ratification of the Audit Committee’s Appointment of the Independent Accountants for 2019
The appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2019 was ratified. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
153,527,195	5,432,607	753,180	0

Proposal 3 – A Non-binding Advisory Vote to Approve Executive Compensation
The advisory vote on executive compensation was approved. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
114,816,070	8,459,059	1,705,572	34,732,281
The board of directors and the Executive Compensation Committee will consider the voting results when making future decisions regarding the executive compensation program.

Proposal 4 – Approval of the Amended and Restated Pitney Bowes Inc. 2018 Stock Plan
The vote to approve the Amended and Restated Pitney Bowes Inc. 2018 Stock Plan was approved. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
101,982,433	22,250,311	747,957	34,732,281

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

May 7, 2019
/s/ Daniel Goldstein
Daniel Goldstein
Executive Vice President, Chief Legal Officer and Corporate Secretary